UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

AERKOMM INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44043 Fremont Blvd., Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 742-3094

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 26, 2024 (the “Effective Date”), Aerkomm Japan Inc. (“Aerkomm Japan”), a wholly owned subsidiary of Aircom Pacific, Inc., a California corporation and wholly owned subsidiary of Aerkomm, Inc. (the “Company”), entered into a Distribution Partner Agreement (together with its exhibits, the “Agreement”) with Network Access Associates Ltd. (“OneWeb”), a company incorporated under the laws of England (company registration number 09439890). Pursuant to the Agreement, Aerkomm Japan has become a non-exclusive distribution partner of OneWeb’s satellite communication data services to end customers for use within (i) Japan, with respect to any commercial market for fixed-based connectivity and (ii) Japan and Taiwan, with respect to any commercial market for land (non-fixed) based connectivity.

Each of Aerkomm Japan and OneWeb has also made customary representations, warranties and covenants in the Agreement. The Agreement also contains detailed provisions on Aerkomm Japan’s authorized service plans for OneWeb’s satellite communication data services and applicable pricing and fees. Pursuant and subject to the terms and conditions of the Agreement, OneWeb is required to provide Aerkomm Japan with a monthly invoice for the relevant service charges for providing the applicable OneWeb services, and Aerkomm Japan is required to pay the full amount of such invoice within thirty (30) days of the invoice date.

Unless terminated earlier pursuant to the terms and conditions of the Agreement, the initial term of the Agreement is for five (5) years from the Effective Date (the “Initial Term”). Following the Initial Term, the Agreement will continue in full force and effect until terminated by either party on at least ninety (90) days’ notice, which termination will take effect at the end of the Initial Term or any anniversary thereof. The Agreement also contains customary termination provisions, including termination for breach, fraud, non-compliance with law, and insolvency.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Distribution Partner Agreement, effective September 26, 2024, by and between Aerkomm Japan Inc., a wholly owned subsidiary of Aircom Pacific, Inc., a California corporation and wholly owned subsidiary of Aerkomm, Inc., and Network Access Associates Ltd.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2024

AERKOMM INC.

	By:	/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Director

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